UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 26, 2010

Fiserv, Inc.

(Exact Name of Registrant as Specified in Charter)

Wisconsin	0-14948	39-1506125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

255 Fiserv Drive, Brookfield, Wisconsin 53045

(Address of Principal Executive Offices, including Zip Code)

(262) 879-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

Fiserv, Inc. held its annual meeting of shareholders on May 26, 2010. At that meeting, the shareholders voted on two matters: the election of three directors to serve until the annual meeting of shareholders in 2013 and until his or her successor is elected and qualified; and the ratification of the appointment of Deloitte & Touche LLP as Fiserv’s independent registered public accounting firm for the year ending December 31, 2010. The nominees for directors were elected by the following votes:

Election of Directors

	Votes Cast
	For	Withheld	Broker Non-Votes
Kim Robak	115,754,834	3,324,590	15,871,840
Doyle Simons	117,784,594	1,284,830	15,871,840
Thomas Wertheimer	118,105,390	974,034	15,871,840

Independent Registered Public Accounting Firm

The shareholders ratified the appointment of Deloitte & Touche LLP as Fiserv’s independent registered public accounting firm for the year ending December 31, 2010 by the following votes:

Votes Cast
For	Against	Abstain
132,864,256	1,957,369	129,639

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISERV, INC.

Date: May 27, 2010	By:	/s/ Thomas J. Hirsch
Thomas J. Hirsch Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary